MITCHELL HUTCHINS PORTFOLIOS                                       ANNUAL REPORT

                                                                   July 15, 1998

Dear Shareholder,

We are pleased to present you with the first annual report for the Mitchell Hutchins Portfolios, covering the period from commencement of operations (February 24, 1998) to the end of the Portfolios' fiscal year (May 31, 1998).

MITCHELL HUTCHINS PORTFOLIOS

PROFILES

Goals:
Aggressive--long-term capital growth
Moderate--total return
Conservative--income; secondarily, capital growth

Portfolio Managers:
T. Kirkham Barneby, Mark Tincher, Dennis McCauley, Mitchell Hutchins Asset Management Inc.

Total Net Assets at
May 31, 1998:
Aggressive--$5.1 million
Moderate--$7.4 million
Conservative--$2.7 million

GENERAL MARKET OVERVIEW
-------------------------------------------------------------------------------

After getting off to a slow start in January, the S&P 500 Index recorded one of its best quarters ever, advancing 13.5% by the end of March. Robust economic growth, which produced low unemployment and low inflation, contributed to the market's overall strength.

    Sectors that fared poorly at the end of 1997 turned in outstanding performances in early 1998. Technology stocks, department stores, auto supply companies and airlines all rebounded sharply from year-end slumps. Financial services companies also performed reasonably well. Energy stocks performed the worst as weakening economies in Asia drove down oil prices. Consumer nondurables, a traditionally defensive sector, lagged during the market's advance.

    The U.S. Treasury market rally of 1997 carried over into January 1998. Bonds lost some of their momentum in February, as investors grew concerned that the Federal Reserve would raise interest rates. Although the Fed took no action, uncertainty, both about the economy and the effects of the Asian crisis, kept the bond markets volatile through April and May.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

PERFORMANCE

Aggressive Portfolio

    The Aggressive Portfolio's total return (the net asset value change with dividends reinvested) for the 131/2-week period ended May 31, 1998, without deducting sales charges, was 3.84% for Class A shares, 3.68% for Class B shares, 3.68% for Class C shares and 3.92% for Class Y shares. The commencement of issuance for all classes of shares was February 24, 1998.

    For shareowners who purchased or redeemed Portfolio shares during the period the Aggressive Portfolio's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares lost 0.84%, Class B shares lost 1.32% and Class C shares gained 2.68%. Class Y shares are not subject to sales charges.

Moderate Portfolio

    The Moderate Portfolio's total return (the net asset value change with dividends reinvested) for the 131/2-week period ended May 31, 1998, without deducting sales charges, was 3.44% for Class A shares, 3.20% for Class B shares, 3.20% for Class C shares and 3.52% for Class Y shares. The commencement of issuance for all classes of shares was February 24, 1998.

    For shareowners who purchased or redeemed Portfolio shares during the period the Moderate 1 Portfolio's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares lost 1.22%, Class B shares lost 1.80% and

ANNUAL REPORT

Class C shares gained 2.20%. Class Y shares are not subject to sales charges.

Conservative
Portfolio

    The Conservative Portfolio's total return (the net asset value change with dividends reinvested) for the 131/2-week period ended May 31, 1998, without deducting sales charges, was 2.48% for Class A shares, 2.32% for Class B shares, 2.40% for Class C shares and 2.56% for Class Y shares. The commencement of issuance for all classes of shares was February 24, 1998.

    For shareowners who purchased or redeemed Portfolio shares during the period the Conservative Portfolio's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares lost 2.14%, Class B shares lost 2.68% and Class C shares gained 1.65%. Class Y shares are not subject to sales charges.

PORTFOLIO
HIGHLIGHTS

    The Mitchell Hutchins Portfolios commenced operations on February 24, 1998 with all three portfolios at their "normal" targeted stock/bond allocations. The Aggressive Portfolio had an 80% stock/20% bond mix, the Moderate Portfolio had a 60% stock/40% bond mix and the Conservative Portfolio had a 20% stock/80% bond mix.

    On April 7, 1998, we shifted 5% of the Portfolios' U.S. equity portions to the money market fund. All three Portfolios thus were underweighted in stocks compared to their normal allocations. Within the stock portion of the Moderate and Aggressive Portfolios, we slightly lowered the allocation to the large cap, PaineWebber Growth and Income Fund and increased the allocation to the PaineWebber Small Cap Fund. We believe the price-earnings multiples of small-cap stocks are extremely attractive and their earnings growth potential is superior to that of large caps.

    Within the fixed income portions of the Conservative and Moderate Portfolios we increased positions in the PaineWebber Low Duration U.S. Government Income Fund to reduce the bond portion's sensitivity to interest rate changes. The Low Duration Fund primarily invests in debt securities with maturities between one and three years, which are less sensitive to interest rate changes than longer-maturity securities.

Mitchell Hutchins Portfolios
Allocations as percent of Portfolio assets, May 31, 1998(1)

                                                          Aggressive    Moderate    Conservative
------------------------------------------------------------------------------------------------
Stock Funds    PaineWebber Growth Fund                        4.9%         9.8%         0.0%
               PaineWebber Growth and Income Fund            20.0         19.8         14.7
               PaineWebber Small Cap Fund                    39.3         19.5          0.0
------------------------------------------------------------------------------------------------
Bond Funds     PaineWebber Low Duration
                   U.S. Gov't Income Fund                     0.0         10.2         40.1
               PaineWebber U.S. Government Income Fund        0.0          2.5         20.1
               PaineWebber Investment Grade Income Fund       5.2          7.7         10.1
               PaineWebber High Income Fund                  10.2         10.1          0.0
------------------------------------------------------------------------------------------------
Global Funds   PaineWebber Global Equity Fund                10.2          5.1          0.0
               PaineWebber Global Income Fund                 5.1         10.2         10.0
------------------------------------------------------------------------------------------------
Money Market
   Fund        PaineWebber Cashfund Inc.                      5.1          5.1          5.0
------------------------------------------------------------------------------------------------
Totals                                                      100.0%       100.0%       100.0%

(1) The Portfolios are actively managed, as are the underlying funds, and their composition will differ over time.

MITCHELL HUTCHINS PORTFOLIOS                                       ANNUAL REPORT

OUTLOOK

-------------------------------------------------------------------------------

    We consider the stock market a bit overvalued though not enough to raise fears of a prolonged sell-off. A decline in interest rates or an improved earnings outlook could bring valuations into line. With inflation nearly absent, we expect a fairly stable interest rate environment. In these conditions stock selection by the underlying funds -- particularly attempting to avoid companies that may produce negative earnings surprises -- should take on greater importance.

    The extent of the economic turmoil in Asia and its ultimate impact on corporate profits remains unclear. We are cautious in the near term and expect choppy markets ahead as negative earnings announcements take their toll. Over the longer term, however, we see little cause for the market to lose strength. As earnings trends stabilize, we expect S&P 500 earnings growth to rebound and pave the way for a fairly good second half of 1998.

    We think 1998 will continue to be a strong year for the bond markets. The ongoing financial problems in Asia are slowing the U.S. economy slightly, and inflation is likely to remain low. The Federal budget is now running a surplus, which should reduce government borrowing and ease the upward pressure on market interest rates. We believe market rates can continue to fall in 1998.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

    For a quarterly Fund Profile on the Mitchell Hutchins Portfolios or any of the funds in the PaineWebber Family of Funds,(2) please contact your investment executive.

Sincerely,

/s/ MARGO ALEXANDER                      /s/ T. KIRKHAM BARNEBY

MARGO ALEXANDER                          T. KIRKHAM BARNEBY
President                                Managing Director and Chief Investment
Mitchell Hutchins Asset Management Inc.  Officer -- Quantitative Investments
                                         Mitchell Hutchins Asset Management Inc.
                                         Manager of the Portfolios

/s/ DENNIS L. McCAULEY                   /s/ MARK A. TINCHER

DENNIS L. McCAULEY                       MARK A. TINCHER
Managing Director and Chief Investment   Managing Director and Chief Investment
Officer -- Fixed Income                  Officer -- Equities
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
Manager of the Portfolios                Manager of the Portfolios

This letter is intended to assist shareholders in understanding how the Portfolios performed during the period ended May 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS                                            MAY 31, 1998

 Number of
  Shares                                                             Value
----------                                                         ---------

PaineWebber Stock Funds--74.72%
    26,936   PaineWebber Global Equity Fund ...................  $   524,184
    10,564   PaineWebber Growth Fund ..........................      253,755
    31,525   PaineWebber Growth and Income Fund ...............    1,026,771
   141,441   PaineWebber Small Cap Fund .......................    2,021,198
                                                                 -----------
                                                                   3,825,908
                                                                 -----------

PaineWebber Bond Funds--20.52%
    25,982   PaineWebber Global Income Fund ...................      263,715
    67,006   PaineWebber High Income Fund .....................      521,974
    24,105   PaineWebber Investment Grade Income Fund .........      264,667
                                                                 -----------
                                                                   1,050,356
                                                                 -----------

PaineWebber Money Market Fund--5.14%

   263,338   PaineWebber Cashfund, Inc. .......................      263,338
                                                                 -----------

Total Investments (cost--$5,217,459)--100.38%..................    5,139,602
Liabilities in excess of other assets--(0.38%).................      (19,338)
                                                                 -----------
Net Assets--100.00%............................................  $ 5,120,264
                                                                 ===========

                See accompanying notes to financial statements

MITCHELL HUTCHINS MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS                                            MAY 31, 1998

 Number of
  Shares                                                             Value
----------                                                         ---------

PaineWebber Stock Funds--54.24%
    19,401   PaineWebber Global Equity Fund ...................  $   377,551
    30,372   PaineWebber Growth Fund ..........................      729,526
    45,312   PaineWebber Growth and Income Fund ...............    1,475,803
   101,820   PaineWebber Small Cap Fund .......................    1,455,008
                                                                 -----------
                                                                   4,037,888
                                                                 -----------

PaineWebber Bond Funds--40.72%
    74,813   PaineWebber Global Income Fund ...................      759,347
    96,576   PaineWebber High Income Fund .....................      752,324
    52,037   PaineWebber Investment Grade Income Fund .........      571,372
   318,860   PaineWebber Low Duration U.S. Government Income Fund    758,887
    21,091   PaineWebber U.S. Government Income Fund ..........      189,613
                                                                 -----------
                                                                   3,031,543
                                                                 -----------

PaineWebber Money Market Fund--5.09%
   379,082   PaineWebber Cashfund, Inc. .......................      379,082
                                                                 -----------

Total Investments (cost--$7,491,705)--100.05%..................    7,448,513
Liabilities in excess of other assets--(0.05%).................       (3,590)
                                                                 -----------
Net Assets--100.00%............................................  $ 7,444,923
                                                                 ===========

                See accompanying notes to financial statements

MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS                                            MAY 31, 1998

 Number of
  Shares                                                            Value
----------                                                        ---------

PaineWebber Stock Fund--14.65%
    12,033   PaineWebber Growth and Income Fund ...............  $   391,921
                                                                 -----------

PaineWebber Bond Funds--80.29%
    26,441   PaineWebber Global Income Fund ...................      268,373
    24,538   PaineWebber Investment Grade Income Fund .........      269,427
   451,116   PaineWebber Low Duration U.S. Government Income Fund  1,073,657
    59,683   PaineWebber U.S. Government Income Fund ..........      536,552
                                                                 -----------
                                                                   2,148,009

PaineWebber Money Market Fund--5.01%
   134,040   PaineWebber Cashfund, Inc. .......................      134,040
                                                                 -----------

Total Investments (cost--$2,673,913)--99.95%...................    2,673,970
Other assets in excess of liabilities--0.05%...................        1,387
                                                                 -----------
Net Assets--100.00%............................................  $ 2,675,357
                                                                 ===========

                 See accompanying notes to financial statements

MITCHELL HUTCHINS PORTFOLIOS

STATEMENT OF ASSETS AND LIABILITIES                                                                       MAY 31, 1998

                                                                        Aggressive       Moderate         Conservative
                                                                        Portfolio        Portfolio         Portfolio
                                                                        ---------        ---------         ---------
Assets
Investments in securities, at value
(cost--$5,217,459, $7,491,705 and $2,673,913, respectively) .....       $5,139,602       $7,448,513       $2,673,970
 Receivable for investments sold ................................            1,475              146             --
Receivable for shares of beneficial interest sold ...............           18,930           97,180           40,000
Dividends receivable ............................................            2,657            6,863            4,641
Deferred organizational expenses, net ...........................           85,315           85,315           85,315
Receivable from affiliate .......................................           24,284           27,344           23,380
Other assets ....................................................            2,512            2,512            2,512
                                                                        ----------       ----------       ----------
Total assets ....................................................        5,274,775        7,667,873        2,829,818
                                                                        ----------       ----------       ----------

Liabilities
Payable for investments purchased ...............................           36,816           97,180           40,065
Payable to custodian ............................................           31,299           31,078           31,343
Accrued expenses and other liabilities ..........................           86,396           94,692           83,053
                                                                        ----------       ----------       ----------
Total Liabilities ...............................................          154,511          222,950          154,461
                                                                        ----------       ----------       ----------

Net Assets
Beneficial interest--$0.001 par value (unlimited amount authorized)      5,181,133        7,428,478        2,652,326
Accumulated net investment income ...............................            6,928           26,759           16,651
Accumulated net realized gains from investment transactions .....           10,060           32,878            6,323
Net unrealized appreciation/(depreciation) of investments .......          (77,857)         (43,192)              57
                                                                        ----------       ----------       ----------
Net assets ......................................................       $5,120,264       $7,444,923       $2,675,357
                                                                        ==========       ==========       ==========

Class A:
Net assets ......................................................       $1,621,577       $1,675,541       $  518,609
                                                                        ----------       ----------       ----------
Shares outstanding ..............................................          124,912          129,595           40,474
                                                                        ----------       ----------       ----------
Net asset value and redemption price per share ..................       $    12.98       $    12.93       $    12.81
                                                                        ==========       ==========       ==========
Maximum offering price per share (net asset value plus sales charge
     of 4.50%, 4.50% and 4.00% of offering price, respectively) .       $    13.59       $    13.54       $    13.34
                                                                        ==========       ==========       ==========

Class B:
Net assets ......................................................       $1,439,935       $2,956,005       $1,666,848
                                                                        ----------       ----------       ----------
Shares outstanding ..............................................          111,096          229,098          130,307
                                                                        ----------       ----------       ----------
Net asset value and offering price per share ....................       $    12.96       $    12.90       $    12.79
                                                                        ==========       ==========       ==========

Class C:
Net assets ......................................................       $2,048,359       $2,801,020       $  484,771
                                                                        ----------       ----------       ----------
Shares outstanding ..............................................          158,027          217,132           37,873
                                                                        ----------       ----------       ----------
Net asset value and offering price per share ....................       $    12.96       $    12.90       $    12.80
                                                                        ==========       ==========       ==========

Class Y:
Net assets ......................................................       $   10,393       $   12,357       $    5,129
                                                                        ----------       ----------       ----------
Shares outstanding ..............................................              800              955              400
                                                                        ----------       ----------       ----------
Net asset value, offering price and redemption value per share ..       $    12.99       $    12.94       $    12.82
                                                                        ==========       ==========       ==========

                 See accompanying notes to financial statements

MITCHELL HUTCHINS PORTFOLIOS

STATEMENT OF OPERATIONS

                                                                               For the Period February 24, 1998+
                                                                                      through May 31, 1998
                                                                        ----------------------------------------------
                                                                        Aggressive        Moderate       Conservative
                                                                        Portfolio        Portfolio        Portfolio
                                                                        ----------       ----------      ------------
Investment income:
Dividends .......................................................       $   12,512       $   37,357       $   19,839
                                                                        ----------       ----------       ----------

Expenses:
Investment advisory and administration ..........................            2,560            4,531            1,408
Service fees--Class A ...........................................              568              775              211
Service and distribution fees--Class B ..........................            1,842            5,433            2,412
Service and distribution fees--Class C ..........................            3,174            4,390              565
Custody and accounting ..........................................              179              366               87
Amortization of organizational expenses .........................            4,685            4,685            4,685
Transfer agency and service  fees ...............................              749              866              667
Legal and audit .................................................           14,421           15,934           14,351
Reports and notices to shareholders .............................            2,225            2,884            2,184
Federal and state registration ..................................            1,580            2,110            1,000
Trustees' fees ..................................................              350              350              350
Other expenses ..................................................               95              150               57
                                                                        ----------       ----------       ----------
                                                                            32,428           42,474           27,977
Less: Fee waivers and expense reimbursements from adviser .......          (26,844)         (31,876)         (24,789)
                                                                        ----------       ----------       ----------
Net expenses ....................................................            5,584           10,598            3,188
                                                                        ----------       ----------       ----------
Net investment income ...........................................            6,928           26,759           16,651
                                                                        ----------       ----------       ----------

Realized and unrealized gains (losses) from investment activities:
Net realized gains from investment transactions .................           10,060           32,878            6,323
Net change in unrealized appreciation/(depreciation) of investments        (77,857)         (43,192)              57
                                                                        ----------       ----------       ----------
Net realized and unrealized gains (losses) from investment activities      (67,797)         (10,314)           6,380
                                                                        ----------       ----------       ----------
Net increase (decrease) in net assets resulting from operations .       $  (60,869)      $   16,445       $   23,031
                                                                        ==========       ==========       ==========

------------
+ Commencement of operations

                 See accompanying notes to financial statements

MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the Period
                                                                               February 24,
                                                                              1998+ through
                                                                              May 31, 1998
                                                                              -----------
From operations:
Net investment income .................................................       $     6,928
Net realized gain from investment transactions ........................            10,060
Net change in unrealized depreciation of investments ..................           (77,857)
                                                                              -----------
Net decrease in net assets resulting from operations ..................           (60,869)
                                                                              -----------

From beneficial interest transactions:
Net proceeds from the sale of shares ..................................         5,869,254
Cost of shares repurchased ............................................          (728,121)
                                                                              -----------
Net increase in net assets from beneficial interest transactions ......         5,141,133
                                                                              -----------
Net increase in net assets ............................................         5,080,264

Net assets:
Beginning of period ...................................................            40,000
                                                                              -----------
End of period (including undistributed net investment income of $6,928)       $ 5,120,264
                                                                              ===========

------------
+ Commencement of operations
                 See accompanying notes to financial statements

MITCHELL HUTCHINS MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the Period
                                                                               February 24,
                                                                               1998+ through
                                                                               May 31, 1998
                                                                              --------------
From operations:
Net investment income .................................................       $    26,759
Net realized gain from investment transactions ........................            32,878
Net change in unrealized depreciation of investments ..................           (43,192)
                                                                              -----------
Net increase in net assets resulting from operations ..................            16,445
                                                                              -----------

From beneficial interest transactions:
Net proceeds from the sale of shares ..................................         8,439,503
Cost of shares repurchased ............................................        (1,051,025)
                                                                              -----------
Net increase in net assets from beneficial interest transactions ......         7,388,478
                                                                              -----------
Net increase in net assets ............................................         7,404,923

Net assets:
Beginning of period ...................................................            40,000
                                                                              -----------
End of period (including undistributed net investment income of $26,759)      $ 7,444,923
                                                                              ===========

------------
+ Commencement of operations

                 See accompanying notes to financial statements

MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the Period
                                                                               February 24,
                                                                               1998+ through
                                                                               May 31, 1998
                                                                              --------------
From operations:
Net investment income .................................................       $    16,651
Net realized gain from investment transactions ........................             6,323
Net change in unrealized appreciation of investments ..................                57
                                                                              -----------
Net increase in net assets resulting from operations ..................            23,031
                                                                              -----------

From beneficial interest transactions:
Net proceeds from the sale of shares ..................................         2,749,388
Cost of shares repurchased ............................................          (117,062)
                                                                              -----------
Net increase in net assets from beneficial interest transactions ......         2,632,326
                                                                              -----------
Net increase in net assets ............................................         2,655,357

Net assets:
Beginning of period ...................................................            20,000
                                                                              -----------
End of period (including undistributed net investment income of $16,651)      $ 2,675,357
                                                                              ===========

------------
+ Commencement of operations

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Aggressive Portfolio ("Aggressive Portfolio"), Mitchell Hutchins Moderate Portfolio ("Moderate Portfolio") and Mitchell Hutchins Conservative Portfolio ("Conservative Portfolio") (collectively "the Portfolios") are diversified series of Mitchell Hutchins Portfolios (the "Trust"), an open-end management investment company organized as a Delaware business trust on August 20, 1997. Prior to commencement of operations, February 24, 1998, the Portfolios had no activity other than the sale of shares on December 29, 1997 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), as follows:


                                                   Aggressive         Moderate       Conservative
                                                    Portfolio         Portfolio        Portfolio
                                                   ----------         ---------      ------------

Class A

Shares sold 800,800 and 400, respectively          $ 10,000         $ 10,000           $ 5,000
Class B

Shares sold 800,800 and 400, respectively            10,000           10,000             5,000
Class C

Shares sold 800,800 and 400, respectively            10,000           10,000             5,000
Class Y

Shares sold 800,800 and 400, respectively            10,000           10,000             5,000


   Costs incurred by the Portfolios in connection with their organization have been deferred and are being amortized using the straight-line method over a period not to exceed sixty months from the commencement of operations. If any initial shares are redeemed by Mitchell Hutchins during the amortization period, the redemption proceeds shall be reduced by the pro rata portion of unamortized organizational expenses which the number of shares redeemed bears to the number of initial shares then outstanding.

   Currently, each Portfolio offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the assets of the applicable Portfolio. The classes are identical except for differences in the sales charge structures, ongoing service and distribution charges and certain transfer agency and related expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan. There is no distribution plan with respect to the Portfolios' Class Y shares.

   The preparation of financial statements in accordance with generally accepted accounting principles requires the Portfolios' management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--The net asset value of a Portfolio's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Portfolio's net asset value per share is determined by dividing the value of the securities it holds (that is, the shares of Underlying Funds), plus any cash or other assets, minus all liabilities, by the total number of Portfolio shares outstanding. The value of each Underlying Fund will be its net asset value at the time of computation.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares,

NOTES TO FINANCIAL STATEMENTS

as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on the tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT RISK

   All the Portfolios hold Underlying Funds that invest in the equity securities, although the specific Underlying Funds and the percentage of a Portfolio's assets invested in each Underlying Fund varies. Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility.

   All Portfolios hold Underlying Funds that invest in bonds, although the specific Underlying Funds and the percentage of a Portfolio's assets invested in each Underlying Fund varies. Bonds are subject to interest rate and credit risk. Interest rate risk is the risk that the interest rates will rise and as a result bond prices will fall, lowering the value of the Underlying Fund's investments. Credit risk is the risk that the issuer or guarantor may be unable or unwilling to pay interest or repay principal on the bond. Some Underlying Funds may invest in bonds rated below investment grade, which are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative.

   Some Underlying Funds are subject to the special risks of investing in foreign equity securities or foreign bonds, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economics and markets. These risks are greater with respect to securities of issuers located in emerging markets.

   Each Underlying Fund (other than PaineWebber Cashfund, Inc.) may use derivatives, such as options, futures contracts, foreign currency contracts, swaps and similar instruments, in its investment activities. Each type of derivative instrument presents its own special risks.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolios. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of each Portfolio's average daily net asset. For the period February 24, 1998 (commencement of operations) through May 31, 1998, Mitchell Hutchins waived their entire fee. In addition, Mitchell Hutchins reimbursed other expenses of $24,284, $27,345, and $23,381, to the Aggressive Portfolio, Moderate Portfolio and Conservative Portfolio, respectively, for the period February 24, 1998 (commencement of operations) through May 31, 1998.

NOTES TO FINANCIAL STATEMENTS

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of each Portfolio's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B, and Class C shares, each Portfolio pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B, and Class C shares. The Aggressive Portfolio and Moderate Portfolio each pay Mitchell Hutchins monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares while the Conservative Portfolio pays monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. There is no distribution plan with respect to the Portfolios' Class Y shares. At May 31, 1998 the Aggressive Portfolio, Moderate Portfolio and Conservative Portfolio owed Mitchell Hutchins $3,095, $4,864 and $1,618, respectively in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B, and Class C shares. Mitchell Hutchins has informed each Portfolio that for the period ended May 31, 1998, it earned $50,393, $59,932 and $13,243 in sales charges for the Aggressive Portfolio, Moderate Portfolio and Conservative Portfolio, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

   PaineWebber provides transfer agency related services to each Portfolio pursuant to a delegation of authority from PFPC, Inc., the Portfolios' transfer agent, and is compensated for these services by PFPC Inc., not the Portfolios.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at May 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

   At May 31, 1998, the components of net unrealized appreciation (depreciation) were as follows:

                                                                  AGGRESSIVE         MODERATE        CONSERVATIVE
                                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                  ----------         ---------       ------------
Gross appreciation (investments having
  an excess of value over cost).....................               $  12,779        $  19,972           $4,974
Gross depreciation (investments having
  an excess of cost over value).....................                 (90,636)         (63,164)          (4,917)
Net appreciation (depreciation) of investments......               $ (77,857)       $ (43,192)          $   57



   For the period February 24, 1998 (commencement of operations) through May 31, 1998, total aggregate purchases and sales of portfolio securities (Underlying Funds), excluding short-term securities, were as follows:

                                                                  AGGRESSIVE         MODERATE        CONSERVATIVE
                                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                  ----------         ---------       ------------
Purchases...........................................             $5,107,225        $7,726,939        $2,713,841
Sales...............................................                163,165           647,194           180,291

FEDERAL INCOME TAX STATUS

   Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code to qualify for treatment as a regulated investment company. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income and capital gains, if any, each Portfolio intends not to be subject to a federal excise tax.

NOTES TO FINANCIAL STATEMENTS

BENEFICIAL INTEREST

   There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                          CLASS A             CLASS B               CLASS C             CLASS Y
                                    -------------------  -------------------   -------------------  -----------------
                                    SHARES     AMOUNT    SHARES     AMOUNT      SHARES    AMOUNT    SHARES    AMOUNT
                                    -------  ----------  -------  ----------   -------  ----------  -------   -------
AGGRESSIVE PORTFOLIO
FOR THE PERIOD FEBRUARY 24, 1998+
THROUGH MAY 31, 1998

Shares sold............             145,085  $1,900,691  120,084  $1,581,786   182,148  $2,386,777     --        --
Shares repurchased.....             (20,973)   (272,878)  (9,788)   (129,843)  (24,921)   (325,400)    --        --
                                    -------  ----------  -------  ----------   -------  ----------  -------   -------
Net increase...........             124,112  $1,627,813  110,296  $1,451,943   157,227  $2,061,377     --        --
                                    =======  ==========  =======  ==========   =======  ==========  =======   =======

                                          CLASS A             CLASS B               CLASS C             CLASS Y
                                    -------------------  -------------------   --------------------  -----------------
                                    SHARES      AMOUNT    SHARES     AMOUNT    SHARES      AMOUNT    SHARES    AMOUNT
                                    -------  ----------  -------  ----------   -------   ----------  -------   -------
MODERATE PORTFOLIO
FOR THE PERIOD FEBRUARY 24, 1998+
THROUGH MAY 31, 1998

Shares sold............             158,341  $2,042,155  244,089  $3,131,455   251,127  $3,252,346       155   $ 1,969
Shares repurchased.....             (30,428)   (393,832) (14,909)   (190,950)  (34,795)   (454,665)    --          --
Shares converted from
 Class B to Class A....                 882      11,578     (882)    (11,578)     --         --        --          --
                                    -------  ----------  -------  ----------   -------   ----------  -------   -------
Net increase                        128,795  $1,659,901  228,298  $2,928,927   216,332   $2,797,681      155   $ 1,969
                                    =======  ==========  =======  ==========   =======   ==========  =======   =======

                                          CLASS A             CLASS B               CLASS C             CLASS Y
                                    ------------------  -------------------   --------------------  -----------------
                                    SHARES     AMOUNT    SHARES     AMOUNT    SHARES      AMOUNT    SHARES    AMOUNT
                                    ------- ----------  -------  ----------   -------     --------  -------   -------
CONSERVATIVE PORTFOLIO
FOR THE PERIOD FEBRUARY 24, 1998+
THROUGH MAY 31, 1998

Shares sold............              40,074  $508,222   139,078  $1,765,172    37,473     $475,994    --        --
Shares repurchased.....                --        --      (9,171)   (117,062)     --          --       --        --
                                    ------- ----------  -------  ----------   -------     --------  -------   -------
Net increase...........              40,074  $508,222   129,907  $1,648,110    37,473     $475,994    --        --
                                    ======= ==========  =======  ==========   =======     ========  =======   =======

----------
+ Commencement of issuance of shares

MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                                        For the Period February 24, 1998+ through May 31, 1998
                                                                     ----------------------------------------------------------
                                                                      Class A          Class B           Class C        Class Y
                                                                     ---------        ----------       ----------      --------
Net asset value, beginning of period ..........................      $   12.50        $    12.50        $   12.50       $  12.50
                                                                     ---------        ----------        ---------       --------
Net investment income .........................................           0.03              0.01             0.01           0.05
Net realized and unrealized gains from investments ............           0.45              0.45             0.45           0.44
                                                                     ---------        ----------        ---------       --------
Total increase from investment operations .....................           0.48              0.46             0.46           0.49
                                                                     ---------        ----------        ---------       --------
Net asset value, end of period ................................      $   12.98        $    12.96        $   12.96       $  12.99
                                                                     =========        ==========        =========       ========
Total investment return(1) ....................................           3.84%             3.68%            3.68%          3.92%
                                                                     =========        ==========        =========       ========

Ratios/Supplemental data:

Net assets, end of period (000's) .............................      $   1,622        $    1,440        $   2,048       $     10
Expenses to average net assets, net of waivers and
  reimbursements from adviser .................................           0.25%*            1.00%*           1.00%*         0.00%*
Expenses to average net assets, before waivers and
  reimbursements from adviser .................................           3.98%*            4.80%*           4.55%*         3.76%*
Net investment income to average net assets, net of
  waivers and reimbursements from adviser .....................           1.49%*            0.70%*           0.69%*         1.57%*
Net investment loss to average net assets, before
  waivers and reimbursements from adviser .....................          (2.24)%*          (3.10)%*         (2.86)%*       (2.19)%*
Portfolio turnover rate .......................................              6%                6%               6%             6%

----------
+   Commencement of issuance of shares
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment return for the period has not been annualized.

MITCHELL HUTCHINS MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                                        For the Period February 24, 1998+ through May 31, 1998
                                                                     ------------------------------------------------------------
                                                                       Class A          Class B           Class C        Class Y
                                                                     ----------       ----------        ----------      ---------
Net asset value, beginning of period ............................    $    12.50       $    12.50        $    12.50      $   12.50
                                                                     ----------       ----------        ----------      ---------
Net investment income ...........................................          0.06             0.04              0.04           0.09
Net realized and unrealized gains from investments ..............          0.37             0.36              0.36           0.35
                                                                     ----------       ----------        ----------      ---------
Total increase from investment operations .......................          0.43             0.40              0.40           0.44
                                                                     ----------       ----------        ----------      ---------
Net asset value, end of period ..................................    $    12.93       $    12.90        $    12.90      $   12.94
                                                                     ==========       ==========        ==========      =========
Total investment return(1) ......................................          3.44%            3.20%             3.20%          3.52%
                                                                     ==========       ==========        ==========      =========
Ratios/Supplemental data:
Net assets, end of period (000's) ...............................    $    1,676       $    2,956        $    2,801      $      12
Expenses to average net assets, net of waivers and
  reimbursements from adviser ...................................          0.25%*           1.00%*            1.00%*         0.00%*
Expenses to average net assets, before waivers and
  reimbursements from adviser ...................................          2.78%*           3.57%*            3.29%*         2.59%*
Net investment income to average net assets, net of
  waivers and reimbursements from adviser .......................          2.63%*           1.87%*            1.92%*         2.76%*
Net investment income (loss) to average net assets, before
  waivers and reimbursements from adviser .......................          0.10%*          (0.70)%*          (0.37)%*        0.17%*
Portfolio turnover rate .........................................            13%              13%               13%            13%

----------
+   Commencement of issuance of shares
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment return for the period has not been annualized.

MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

                                                                        For the Period February 24, 1998+ through May 31, 1998
                                                                     -----------------------------------------------------------
                                                                       Class A          Class B         Class C        Class Y
                                                                     ----------       ----------       ---------      ----------
Net asset value, beginning of period ..........................      $    12.50       $    12.50       $   12.50      $    12.50
                                                                     ----------       ----------       ---------      ----------
Net investment income .........................................            0.10             0.07            0.08            0.16
Net realized and unrealized gains from investments ............            0.21             0.22            0.22            0.16
                                                                     ----------       ----------       ---------      ----------
Total increase in net asset value from operations .............            0.31             0.29            0.30            0.32
                                                                     ----------       ----------       ---------      ----------
Net asset value, end of period ................................      $    12.81       $    12.79       $   12.80      $    12.82
                                                                     ==========       ==========       =========      ==========
Total investment return(1) ....................................            2.48%            2.32%           2.40%           2.56%
                                                                     ==========       ==========       =========      ==========

Ratios/Supplemental data:
Net assets, end of period (000's) .............................      $      519        $   1,667        $    485      $        5
Expenses to average net assets, net of waivers and
  reimbursements from adviser .................................            0.25%*           1.00%*          0.75%*          0.00%*
Expenses to average net assets, before waivers and
  reimbursements from adviser .................................            6.43%*           7.13%*          6.99%*          6.19%*
Net investment income to average net assets, net of
  waivers and reimbursements from adviser .....................            4.66%*           3.92%*          4.23%*          4.75%*
Net investment loss to average net assets, before
  waivers and reimbursements from adviser .....................           (1.52)%*         (2.21)%*        (2.00)%*        (1.43)%*
Portfolio turnover rate .......................................              11%              11%             11%             11%

----------
+   Commencement of issuance of shares
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment return for the period has not been annualized.

MITCHELL HUTCHINS PORTFOLIOS

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Mitchell Hutchins Portfolios

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Mitchell Hutchins Portfolios (comprising, respectively, the Mitchell Hutchins Aggressive Portfolio, Mitchell Hutchins Moderate Portfolio and Mitchell Hutchins Conservative Portfolio) as of May 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the period February 24, 1998 (commencement of operations) to May 31, 1998. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Mitchell Hutchins Portfolios as of May 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the period February 24, 1998 to May 31, 1998, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP

New York, New York
July 24, 1998

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

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

                      [This Page Intentionally Left Blank]

================================================================================

TRUSTEES

E. Garrett Bewkes, Jr.                       Mary C. Farrell
Chairman
                                             Meyer Feldberg
Margo N. Alexander
                                             George W. Gowen
Richard Q. Armstrong
                                             Frederic V. Malek
Richard R. Burt
                                             Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander                           T. Kirkham Barneby
President                                    Vice President

Victoria E. Schonfeld                        Dennis McCauley
Vice President                               Vice President

Dianne E. O'Donnell                          Mark A. Tincher
Vice President and Secretary                 Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

This report is not to be used in conjunction with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.
A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Mid Cap Fund
o  Small Cap Fund
o  S&P500 Index Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
o  Aggressive Portfolio
o  Moderate Portfolio
o  Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

           [LOGO]
(C) PaineWebber Incorporated
          Member SIPC


=================================


MITCHELL HUTCHINS

PORTFOLIOS

o   AGGRESSIVE PORTFOLIO

o   MODERATE PORTFOLIO

o   CONSERVATIVE PORTFOLIO


                    ANNUAL REPORT


MAY 31, 1998